UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04052

Legg Mason Partners Money Market Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: August 31

Date of reporting period: August 31, 2011

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

August 31, 2011

Annual

Repor t

Western Asset

California Tax Free

Money Market Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Western Asset California Tax Free Money Market Fund

Fund objectives

The Fund’s investment objectives are to provide shareholders with high levels of current income exempt from both federal and California personal income taxes*, preservation of capital and liquidity.

*	A portion of the income may be subject to the federal alternative minimum tax (“AMT”), and state and local taxes may apply. Capital gains, if any, are fully taxable. Consult your personal tax adviser or legal adviser.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the annual report of Western Asset California Tax Free Money Market Fund for the twelve-month reporting period ended August 31, 2011. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

September 30, 2011

Western Asset California Tax Free Money Market Fund	III

Investment commentary

Economic review

Although the U.S. economy continued to grow over the twelve months ended August 31, 2011, the pace of the expansion was disappointing, which resulted in a significant shift in investor sentiment. Looking back, beginning in the fourth quarter of 2010, fears regarding moderating economic growth were replaced with optimism for a strengthening economy in 2011. However, as the reporting period progressed, weakening economic data, concerns related to the raising of the U.S. debt ceiling and the downgrading of U.S. government securities resulted in increased investor risk aversion. However, overall, investors who took on additional risk in their portfolios during the reporting period were generally rewarded.

U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, has been less robust than during most other periods exiting a severe recession. Revised GDP growth was 2.3% during the fourth quarter of 2010 and 3.0% for calendar 2010 as a whole. The Commerce Department then reported that first and second quarter 2011 GDP growth were 0.4% and 1.3%, respectively. This moderation in growth during the first half of the calendar year was due to a variety of factors, including less robust export activity and a deceleration in consumer spending given higher oil and food prices.

Turning to the job market, while there was some improvement in early 2011, unemployment again moved higher from April through June. After being 9.0% or higher since April 2009, the unemployment rate fell to 8.9% in February and 8.8% in March 2011. The job market then weakened, as unemployment rose to 9.0% in April, 9.1% in May and 9.2% in June. The news was slightly better in July, with the unemployment rate easing back to 9.1%. While the rate held steady in August, the U.S. Department of Labor reported that there was zero net job growth during the month, the worst monthly result since September 2010. Additionally, as of the end of the reporting period, approximately fourteen million Americans looking for work had yet to find a job, and nearly 43% of these individuals have been out of work for more than six months.

The housing market continued to experience challenges during the reporting period. While existing-home sales moved somewhat higher toward the end of 2010 and in January 2011, according to the National Association of Realtors (“NAR”), existing-home sales declined a sharp 8.9% in February. After a 3.5% increase in March, existing-home sales fell 1.8% and 4.0% in April and May, respectively. Following a modest 0.6% increase in June, sales then fell 3.5% in July and moved 7.7% higher in August. At the end of August, the inventory of unsold homes was an 8.5 month supply at the current sales level, versus a 9.5 month supply in July. Existing-home prices were weak versus a year ago, with the NAR reporting that the median existing-home price for all housing types was $168,300 in August 2011, down 5.1% from August 2010.

Even the manufacturing sector, one of the stalwarts of the economy in recent years, softened toward the end of the reporting period. Based on the Institute for Supply Management’s PMIii, the manufacturing sector grew twenty-five consecutive months since it began expanding in August 2009 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). In January 2011, the manufacturing sector expanded at its fastest pace since May 2004, with a reading of 60.8 versus 58.5 for the previous month. Manufacturing activity remained strong during the next three months and was 60.4 in April. However, May’s reading fell to 53.5, partially attributed to supply disruptions triggered by the March earthquake and tsunami in Japan. Manufacturing activity then moved modestly higher in

IV	Western Asset California Tax Free Money Market Fund

Investment commentary (cont’d)

June to 55.3, before falling to 50.9 in July and 50.6 in August — the latter being the worst reading in two years. In addition, only ten of the eighteen industries tracked by the Institute for Supply Management expanded in August.

Financial market overview

While stocks and lower-quality bonds generated strong results during the reporting period, there were several periods of heightened volatility and periodic sell-offs. These were triggered by a variety of factors, including concerns regarding the global economy, geopolitical unrest, the natural disasters in Japan and the ongoing European sovereign debt crisis. During those periods, investors tended to favor the relative safety of U.S. Treasury securities. However, in most cases these setbacks were only temporary and risk aversion was generally replaced with solid demand for riskier assets. One key exception was in July and August 2011, when concerns as to whether Congress would come to an agreement regarding the raising of the debt ceiling and Standard & Poor’s (“S&P”) downgrade of U.S. Treasuries from AAA to AA+ negatively impacted investor sentiment.

The Federal Reserve Board (“Fed”)iii took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. In November 2010, the Fed announced a second round of quantitative easing (often referred to as “QE2”) to help stimulate the economy, entailing the purchase of $600 billion of long-term U.S. Treasury securities by the end of the second quarter of 2011.

In June, the Fed announced that QE2 would end on schedule at the end of the month. However, given ongoing strains in the economy, it made no overtures toward reversing any of its accommodative policies, and stated it would “maintain its existing policy of reinvesting principal payments from its securities holdings” rather than seeking to reduce the size of its balance sheet.

Also, as has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. In addition, in August 2011, the Fed declared its intention to keep the federal funds rate between zero and 0.25% until mid-2013.

At its meeting in September 2011, after the end of the reporting period, the Fed announced its intention to purchase $400 billion of longer-term Treasury securities and to sell an equal amount of shorter-term Treasury securities by June 2012. The Fed said, “This program should put downward pressure on longer-term interest rates and help make broader financial conditions more accommodative.”

Fixed-income market review

The spread sectors (non-Treasuries) began the reporting period on a positive note, as they rallied in September and October. Following a brief setback in the middle of November, triggered by the European sovereign debt crisis, most spread sectors then rallied through the end of April 2011. While the spread sectors generally posted positive results in May, they underperformed equal-durationv Treasuries. Risk aversion then increased from June through August given a host of disappointing economic data, a further escalation of the European sovereign debt crisis and the S&P rating downgrade of U.S. sovereign debt.

Both short- and long-term Treasury yields fluctuated but, overall, moved lower during the twelve months ended August 31, 2011. When the period began, two- and ten-year Treasury yields were 0.47% and 2.47%, respectively. In the beginning of the reporting period, yields initially moved higher given expectations for stronger growth in 2011 and the potential for rising inflation, with two- and ten-year Treasury yields

Western Asset California Tax Free Money Market Fund	V

peaking at 0.87% and 3.75%, respectively, in February 2011. Yields then declined during much of the remainder of the period due to disappointing economic data and several flights to quality. Two-year Treasuries hit their low for the reporting period of 0.19% on several occasions in August 2011. Ten-year Treasuries reached their reporting period trough of 2.07% on August 19, 2011. When the period ended on August 31, 2011, two-year Treasury yields were 0.20% and ten-year Treasury yields were 2.23%.

The yields available from tax-free money market securities remained extremely low during the reporting period given continued historically low short-term interest rates.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

September 30, 2011

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

Western Asset California Tax Free Money Market Fund 2011 Annual Report	1

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks to provide shareholders with high levels of current income exempt from both federal and California personal income taxes, preservation of capital and liquidity.

Under normal market conditions, the Fund invests at least 80% of its assets in short-term, high-quality municipal obligations and interests in municipal obligations that pay interest that is exempt from federal income tax, including the federal alternative minimum tax (“AMT”), and California personal income taxes (“California municipal securities”). These municipal securities include debt obligations issued by California and its political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) and other qualifying issuers. These securities include participation or other interests in California municipal securities and other structured securities such as variable rate demand obligations (“VRDOs”)i, tender option bonds, partnership interests and swap-based securities, many of which may be issued or backed by U.S. or non-U.S. banks.

Under normal circumstances, the Fund may invest up to 20% of its assets in investments that pay interest that may be subject to regular federal income tax, the AMT and/or California State personal income taxes. The Fund may invest without limit in obligations of U.S. banks, and up to 25% of its assets in dollar-denominated obligations of non-U.S. banks.

At Western Asset Management Company (“Western Asset”), the Fund’s subadviser, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio managers, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Fund’s reporting period?

A. While the fixed-income market experienced periods of volatility during the twelve months ended August 31, 2011, investors who assumed greater risk were rewarded, as the spread sectors (non-Treasuries) generally outperformed U.S. Treasuries. Even though growth moderated as the reporting period progressed, the economy continued to expand and corporate profits were often better-than-expected. Also supporting the spread sectors was overall solid demand from investors seeking incremental yields given the low rates available from short-term fixed-income securities.

While the spread sectors rallied during most of the reporting period, there were several occasions when investor risk aversion increased. These flights to quality were triggered by a number of events, including the sovereign debt crisis in Europe, concerns regarding the economy and inflation, geopolitical issues in the Middle East and Northern Africa and the tragedy in Japan. However, in most cases, risk aversion was fairly quickly replaced with a resumption of demand for riskier assets. One notable exception was toward the end of the period, as concerns regarding the raising of the U.S. debt ceiling and the subsequent Standard & Poor’s downgrade of U.S. sovereign debt caused investors to gravitate to the relative safety of U.S. Treasury securities.

The yields on two- and ten-year Treasuries began the fiscal year at 0.47% and 2.47%, respectively. Treasury yields fluctuated during the twelve-month reporting period given the aforementioned flights to quality, as well as uncertainties regarding Federal

2	Western Asset California Tax Free Money Market Fund 2011 Annual Report

Fund overview (cont’d)

Reserve Board (“Fed”)ii monetary policy. During the fiscal year, two-year Treasury yields moved as high as 0.87% and as low as 0.19%, while ten-year Treasury yields rose as high as 3.75% and fell as low as 2.07%. On August 31, 2011, yields on two- and ten-year Treasuries were 0.20% and 2.23%, respectively.

Continued historically low short-term interest rates and the Fed’s intention to keep the federal funds rateiii between zero and 0.25% until mid-2013 resulted in the yields available from tax-free money market securities remaining very low during the fiscal year.

The municipal bond market also experienced periods of heightened volatility. The municipal market weakened during most of the first five months of the period. In late 2010, investor demand could not absorb a sharp increase in new issuance of Build America Bonds (“BABs”). This spike in new issuance occurred as the BAB program was expiring at the end of December. Also pressuring the market were concerns regarding the financial health of some municipal bond issuers, fears of increasing defaults and investor redemptions from municipal bond mutual funds. The municipal market strengthened over the majority of the remainder of the reporting period, as tax revenues rose, new issuance declined, investor demand increased, defaults remained low and numerous states took actions to reduce spending and get their financial houses in order. All told, the Barclays Capital Municipal Bond Indexiv returned 2.66% for the twelve months ended August 31, 2011. Over the same period, the overall taxable bond market, as measured by the Barclays Capital U.S. Aggregate Indexv, returned 4.62%.

The California municipal market reached a critical juncture when the state legislature refused to put a proposal on the June 2011 ballot that would extend temporary sales, vehicle and income tax increases. Instead, the governing body passed a balanced budget for 2011-12. The original projected $26 billion gap was closed with $15 billion in expenditure cuts, recurring revenue increases and much less reliance on one shot resources than in previous years. The budget does, however, depend upon $8 billion of revenue increases that will be generated due to general improvement in the economy. Shortfalls in revenue production will trigger additional cuts that have already been identified. While these are positive steps for California, the state still faces long-term budgetary structural imbalance. The state administration intends to seek voter approval in November 2012 for a series of tax measures that will not only balance the budget, but also restore funding for important programs, including education. We will carefully monitor this situation, especially in light of the state’s tenuous recovery, as well as its plans to reduce fiscal volatility.

Q. How did we respond to these changing market conditions?

A. We continued to invest in high-quality, top tier securities as we sought to maximize income while preserving capital and maintaining liquidity and diversification. During the period, we increased the Fund’s allocation to VRDOs with liquidity provided by high-quality U.S. banks. In contrast, we reduced our exposure to VRDOs with liquidity provided by European banks toward the end of the period. This was done as the European debt crisis escalated and there were concerns about capital funding levels at a number of European banks.

Performance review

As of August 31, 2011, the seven-day current yield for Class N shares of Western Asset California Tax Free Money Market

Western Asset California Tax Free Money Market Fund 2011 Annual Report	3

Fund was 0.01% and the seven-day effective yield, which reflects compounding, was 0.01%.1

Certain investors may be subject to the AMT, and state and local taxes may apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

Western Asset California Tax Free Money Market Fund Yields as of August 31, 2011 (unaudited)
	Seven-Day Current Yield[1]	Seven-Day Effective Yield[1]
Class N	0.01%	0.01%
Class A	0.01%	0.01%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Yields will fluctuate. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

Absent fee waivers and/or expense reimbursements, the seven-day current yield and the seven-day effective yield for Class N shares would have been -0.60%, and the seven-day current yield and the seven-day effective yield for Class A shares would have been -0.41%.

The manager has voluntarily undertaken to limit Fund expenses in order to maintain a minimum yield. Such expense limitations may fluctuate daily and are voluntary and temporary and may be terminated by the manager at any time without notice.

An investment in the Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Q. What were the most significant factors affecting Fund performance?

A. The municipal money market yield curvevi remained relatively flat during the fiscal year, with typically only small differences between the yields available from shorter-term municipal money market securities and their longer-term counterparts. Given this, we maintained a large allocation to VRDOs during the reporting period. This proved to be beneficial, especially at the end of July and early August, as VRDO rates moved higher given concerns about the raising of the U.S. debt ceiling and fears of a downgrade for U.S. Treasuries.

At times during the fiscal year, we were able to capture incremental yields by opportunistically investing in high-quality tax-exempt commercial paper with three- to four-month maturities. Toward the end of the period, the yields available from these securities moved closer in line with VRDOs, and we looked for opportunities elsewhere. We selectively participated in a number of smaller issuances of municipal notes with nine- to twelve-month maturities that allowed the Fund to generate somewhat higher yields.

As discussed, we pared our exposure to VRDOs backed by European banks given our focus on preservation of capital and our concerns regarding the escalation of the European sovereign debt crisis. This strategy modestly detracted from performance as VRDO rates offered by European banks moved higher at the end of July 2011; therefore, our reduced exposure to these VRDOs caused the Fund to forgo the incremental yield we would have otherwise received.

[1]

The seven-day current yield reflects the amount of income generated by the investment during that seven-day period and assumes that the income is generated each week over a 365-day period. The yield is shown as a percentage of the investment. The seven-day effective yield is calculated similarly to the seven-day current yield but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The effective yield typically will be slightly higher than the current yield because of the compounding effect of the assumed reinvestment.

4	Western Asset California Tax Free Money Market Fund 2011 Annual Report

Fund overview (cont’d)

Thank you for your investment in Western Asset California Tax Free Money Market Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on seeking to achieve the Fund’s investment goals.

Sincerely,

Western Asset Management Company

September 20, 2011

RISKS: An investment in a money market fund is neither insured nor guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at one dollar per share, it is still possible to lose money by investing in the Fund. Municipal securities purchased by the Fund may be adversely affected by changes in the financial condition of municipal issuers and insurers, regulatory and political developments, uncertainties and public perceptions, and other factors. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]	Variable rate demand obligations (“VRDOs”) are floating rate debt obligations whose yields are pegged to short-term interest rates and may be sold back at par to the dealer/remarketing agent.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv	The Barclays Capital Municipal Bond Index is a market value weighted index of investment grade municipal bonds with maturities of one year or more.

[v]

The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vi	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

Western Asset California Tax Free Money Market Fund 2011 Annual Report	5

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of August 31, 2011 and August 31, 2010. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

6	Western Asset California Tax Free Money Market Fund 2011 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on March 1, 2011 and held for the six months ended August 31, 2011, unless otherwise noted.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio†	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio†	Expenses Paid During the Period[4]
Class N	0.01%	$1,000.00	$1,000.10	0.23%	$1.16	Class N	5.00%	$1,000.00	$1,024.05	0.23%	$1.17
Class A5	0.00	1,000.00	1,000.00	0.22	0.93	Class A5	5.00	1,000.00	1,024.10	0.22	1.12

[1]	For the six months ended August 31, 2011, unless otherwise noted.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184) for Class N and (154) for Class A shares, then divided by 365.

[4]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

[5]	For the period March 30, 2011 (inception date) through August 31, 2011.

†	In order to maintain a minimum yield, additional waivers were implemented.

Western Asset California Tax Free Money Market Fund 2011 Annual Report	7

Schedule of investments

August 31, 2011

Western Asset California Tax Free Money Market Fund

Security	Rate	Maturity Date	Face Amount	Value
Short-Term Investments — 100.0%
Education — 21.3%
ABAG Finance Authority for Nonprofit Corp., CA, Revenue:
Air Force Village West Inc., LOC-KBC Bank N.V.	0.260%	5/15/35	$6,200,000	$6,200,000	(a)(b)
California Alumni Association Project, LOC-Bank of America N.A.	0.310%	4/1/34	3,055,000	3,055,000	(a)(b)
Ecole Bilingue De Berkeley, LOC-Bank of the West	0.190%	1/1/39	3,290,000	3,290,000	(a)(b)
Francis Parker School Project, LOC-Bank of New York	0.160%	9/1/35	1,205,000	1,205,000	(a)(b)
Santa Cruz Montessori School, LOC-Comerica Bank	0.270%	1/1/37	3,700,000	3,700,000	(a)(b)
California EFA Revenue:
Refunding, Stanford University	0.120%	10/1/22	1,600,000	1,600,000	(a)(b)
Stanford University	0.120%	10/1/17	100,000	100,000	(a)(b)
California EFA, TECP, Stanford University	0.370%	11/17/11	500,000	500,000
California Infrastructure & Economic Development Bank Revenue:
Jserra Catholic High School, LOC-Comercia Bank	0.190%	9/1/34	4,000,000	4,000,000	(a)(b)
Loyola High School District, LOC-First Republic Bank, FHLB	0.200%	12/1/35	7,090,000	7,090,000	(a)(b)
California MFA Revenue:
Trinity School, LOC-Comerica Bank	0.270%	6/1/37	3,030,000	3,030,000	(a)(b)
Westmont College, LOC-U.S. Bank N.A.	0.160%	1/1/40	2,200,000	2,200,000	(a)(b)
California Statewide CDA, Webb Schools, LOC-Bank of New York	0.160%	9/1/37	5,180,000	5,180,000	(a)(b)
California Statewide CDA Revenue, The Pegasus School, LOC-Bank of America N.A.	0.410%	9/1/28	1,170,000	1,170,000	(a)(b)
Paramount, CA, USD, COP, School Facility Bridge Funding, AGM, SPA-Wachovia Bank N.A.	0.190%	9/1/31	35,000	35,000	(a)(b)
San Diego County, CA, COP, Friends of Chabad, LOC-Comerica Bank	0.210%	1/1/23	1,700,000	1,700,000	(a)(b)
Total Education				44,055,000
Finance — 1.8%
Modesto, CA, Public Financing Authority, Lease Revenue, LOC-Bank of America N.A.	0.280%	9/1/33	900,000	900,000	(a)(b)
Oakland, CA, Joint Powers Financing Authority Revenue, Fruitvale Transit Village, LOC-Citibank N.A.	0.150%	7/1/33	2,785,000	2,785,000	(a)(b)
Total Finance				3,685,000
General Obligation — 4.4%
California State Economic Recovery, GO, LOC-Bank of America N.A.	0.100%	7/1/23	3,000,000	3,000,000	(a)(b)

See Notes to Financial Statements.

8	Western Asset California Tax Free Money Market Fund 2011 Annual Report

Schedule of investments (cont’d)

August 31, 2011

Western Asset California Tax Free Money Market Fund

Security	Rate	Maturity Date	Face Amount	Value
General Obligation — continued
California State, GO:
Kindergarten, LOC-Citibank N.A.	0.150%	5/1/34	$350,000	$350,000	(a)(b)
LOC-Bank of Montreal	0.080%	5/1/33	2,300,000	2,300,000	(a)(b)
Cerritos, CA, Community College District, GO, BAN	2.000%	4/30/12	650,000	656,106
Commonwealth of Puerto Rico, GO, Public Improvement, AGM, SPA-JPMorgan Chase	0.170%	7/1/29	700,000	700,000	(a)(b)
Corona-Norco, CA, USD, GO, TRAN	2.000%	9/28/11	1,500,000	1,501,577
Irvine Ranch, CA, Water District, GO, Consolidated Improvement District, LOC-Bank of America N.A.	0.100%	10/1/41	200,000	200,000	(a)(b)
San Mateo, CA, Union High School District, GO, BAN	2.000%	2/15/12	450,000	452,763
Total General Obligation				9,160,446
Health Care — 8.8%
ABAG Finance Authority for Nonprofit Corp., CA, Revenue:
Acacia Creek at Union Project, SPA-Bank of America N.A.	0.170%	7/1/38	500,000	500,000	(a)(b)
On Lok Senior Health Services, LOC-Wells Fargo Bank N.A.	0.140%	8/1/38	2,645,000	2,645,000	(a)(b)
California Health Facilities Finance Authority Revenue, St. Joseph Health Systems, LOC-U.S. Bank N.A.	0.080%	7/1/41	7,600,000	7,600,000	(a)(b)
California Health Facilities Financing Authority Revenue:
Adventist Health System West, LOC-U.S. Bank N.A.	0.090%	9/1/38	800,000	800,000	(a)(b)
Scripps Health, LOC-Union Bank of California N.A.	0.150%	10/1/31	735,000	735,000	(a)(b)
California Health Facilities Financing Authority, TECP, Kaiser Permanente	0.380%	12/6/11	2,700,000	2,700,000
California Infrastructure & Economic Development Bank Revenue, Buck Institute for Age Research, LOC-U.S. Bank N.A.	0.150%	11/15/37	375,000	375,000	(a)(b)
California Statewide CDA Revenue, Rady Children’s Hospital, LOC-Wells Fargo Bank N.A.	0.060%	8/15/47	1,000,000	1,000,000	(a)(b)
California Statewide CDA, TECP, Kaiser Permanente	0.400%	12/7/11	1,800,000	1,800,000
Total Health Care				18,155,000
Housing: Multi-Family — 24.3%
ABAG Finance Authority for Nonprofit Corp., CA, MFH Revenue, Arbors Apartments, LIQ-FNMA	0.220%	12/15/32	1,025,000	1,025,000	(a)(b)
Affordable Housing Agency, CA, Multi-Family Revenue, Westridge Hilltop, FNMA, LIQ-FNMA	0.200%	9/15/33	3,600,000	3,600,000	(a)(b)
Alameda, CA, Public Financing Authority, Multi-Family Revenue, LIQ-FNMA	0.180%	5/15/35	1,000,000	1,000,000	(a)(b)
California Statewide CDA Revenue, Retirement Housing Foundation, LOC-KBC Bank NV	0.190%	9/1/30	5,300,000	5,300,000	(a)(b)

See Notes to Financial Statements.

Western Asset California Tax Free Money Market Fund 2011 Annual Report	9

Western Asset California Tax Free Money Market Fund

Security	Rate	Maturity Date	Face Amount	Value
Housing: Multi-Family — continued
California Statewide CDA, MFH Revenue:
Arbor Ridge Apartments, FHLMC, LIQ-FHLMC	0.200%	11/1/36	$2,600,000	$2,600,000	(a)(b)(c)
Breezewood Apartments, FNMA, LIQ-FNMA	0.210%	4/15/36	2,415,000	2,415,000	(a)(b)(c)
David Avenue Apartments, FHLMC, LIQ-FHLMC	0.190%	12/1/42	300,000	300,000	(a)(b)(c)
Phoenix Terrace Apartments, FNMA, LIQ-FNMA	0.300%	3/15/32	1,050,000	1,050,000	(a)(b)(c)
Stoneridge Elk Grove, LOC-Citibank N.A.	0.220%	10/1/38	5,440,000	5,440,000	(a)(b)(c)
Concord, CA, MFH Revenue, Maplewood & Golden Glen, LOC-Citibank N.A.	0.260%	12/1/30	1,435,000	1,435,000	(a)(b)(c)
Daly City, CA, HFA, Multi-Family Revenue, Serramonte Del Rey, LIQ-FNMA	0.180%	10/15/29	6,800,000	6,800,000	(a)(b)
Hemet, CA, MFH Revenue, Sunwest Retirement, LIQ-FHLMC	0.200%	1/1/25	500,000	500,000	(a)(b)
Los Angeles, CA, Community RDA, MFH Revenue, Grand Promenade Project, FHLMC	0.180%	4/1/32	1,900,000	1,900,000	(a)(b)
Los Angeles, CA, MFH Revenue, Louisiana Brea Apartments Project, LOC-Citibank N.A.	0.190%	12/1/30	1,200,000	1,200,000	(a)(b)(c)
Oceanside, CA, MFH Revenue, Shadow Way Apartments LP, LOC-FHLMC	0.210%	3/1/49	1,850,000	1,850,000	(a)(b)
Sacramento County, CA, Housing Authority, MFH Revenue:
Carlton Plaza Sacramento LLC, FNMA, LIQ-FNMA	0.210%	5/15/36	900,000	900,000	(a)(b)(c)
The Lofts at Natomas Apartments LLC, LIQ-FNMA	0.210%	6/15/36	1,580,000	1,580,000	(a)(b)(c)
San Diego, CA, Housing Authority, MFH Revenue, Swift Real Estate Partners LLC, FNMA, LIQ-FNMA	0.230%	1/15/35	4,000,000	4,000,000	(a)(b)
San Francisco, CA, City & County RDA, Multi-Family Revenue:
Namiki Apartments, LOC-Citibank N.A.	0.170%	11/1/36	1,900,000	1,900,000	(a)(b)(c)
Ocean Beach Apartments, LOC-Citibank N.A.	0.170%	8/1/32	25,000	25,000	(a)(b)(c)
San Jose, CA, MFH Revenue, Villa Monterey Apartments, FNMA, LIQ-FNMA	0.230%	7/15/35	2,700,000	2,700,000	(a)(b)(c)
Upland, CA, Housing Authority, MFH Revenue, Upland Village Green, LIQ-FHLMC	0.210%	9/1/28	1,145,000	1,145,000	(a)(b)
Windsor, CA, Multi-Family Revenue, Oakmont Retirement Investors LLC, Fannie Mae, LIQ-Fannie Mae	0.220%	8/1/25	1,500,000	1,500,000	(a)(b)(c)
Total Housing: Multi-Family				50,165,000
Industrial Revenue — 3.2%
Alameda County, CA, IDA Revenue, JMS Family Partnership, LOC-Wells Fargo Bank N.A.	0.200%	10/1/25	2,330,000	2,330,000	(a)(b)(c)

See Notes to Financial Statements.

10	Western Asset California Tax Free Money Market Fund 2011 Annual Report

Schedule of investments (cont’d)

August 31, 2011

Western Asset California Tax Free Money Market Fund

Security	Rate	Maturity Date	Face Amount	Value
Industrial Revenue — continued
California Infrastructure & Economic Development Bank Revenue:
California Academy of Sciences, LOC-Northern Trust Co.	0.100%	9/1/38	$300,000	$300,000	(a)(b)
Los Angeles County Museum of Natural History Foundation, LOC-Wells Fargo Bank N.A.	0.100%	9/1/37	200,000	200,000	(a)(b)
California Statewide CDA, A&B Die Casting Corp., LOC-Bank of America N.A.	0.680%	4/1/23	700,000	700,000	(a)(b)(c)
California Statewide CDA Revenue, Kaiser Permanente	0.130%	8/15/25	1,300,000	1,300,000	(a)(b)
Riverside County, CA IDA, IDR, Spenuzza Inc. Project, LOC-Bank of America N.A.	0.460%	11/1/34	1,760,000	1,760,000	(a)(b)(c)
Total Industrial Revenue				6,590,000
Life Care Systems — 6.7%
ABAG Finance Authority for Nonprofit Corp., CA:
Eskaton Village-Roseville, LOC-KBC Bank N.V.	0.260%	12/1/37	4,600,000	4,600,000	(a)(b)
Revenue, Pathways Home Health Hospice, LOC-U.S. Bank	0.220%	10/1/34	4,600,000	4,600,000	(a)(b)
Saint Anthony Foundation, LOC-Bank of America N.A.	0.200%	3/1/37	4,625,000	4,625,000	(a)(b)
Total Life Care Systems				13,825,000
Miscellaneous — 0.5%
California Statewide CDA, TECP, Kaiser Permanente	0.380%	2/8/12	900,000	900,000
Irvine, CA, Improvement Bond Act 1915, Revenue, Limited Obligation, Assessment District 04-20, LOC-KBC Bank N.V.	0.230%	9/2/30	150,000	150,000	(a)(b)
Total Miscellaneous				1,050,000
Pollution Control — 5.1%
California PCFA, PCR, Refunding, Exxon Project	0.030%	12/1/12	700,000	700,000	(a)(b)
California PCFA, Solid Waste Disposal Revenue:
Edco Disposal Corp. Project, LOC-Wells Fargo Bank N.A.	0.210%	10/1/37	2,300,000	2,300,000	(a)(b)(c)
Waste Connections Inc. Project, LOC-Bank of America N.A	0.320%	8/1/18	1,600,000	1,600,000	(a)(b)(c)
Zanker Road Resource Management Inc., LOC-Comerica Bank	0.260%	3/1/26	1,945,000	1,945,000	(a)(b)(c)
California State PCFA, Solid Waste Disposal Revenue, Bay Counties Waste Services Inc., LOC-Comerica Bank	0.260%	8/1/41	4,000,000	4,000,000	(a)(b)(c)
Total Pollution Control				10,545,000
Public Facilities — 2.4%
Hesperia, CA, Public Financing Authority Revenue, 1993 Street Improvement Project, LOC-Bank of America N.A.	0.250%	10/1/23	700,000	700,000	(a)(b)

See Notes to Financial Statements.

Western Asset California Tax Free Money Market Fund 2011 Annual Report	11

Western Asset California Tax Free Money Market Fund

Security	Rate	Maturity Date	Face Amount	Value
Public Facilities — continued
Irvine, CA, Improvement Bond Act 1915, Assessment District No. 07-22, LOC-KBC Bank N.V.	0.230%	9/2/32	$435,000	$435,000	(a)(b)
Ventura County, CA, Public Financing Authority, TECP, LOC-Bank of Nova Scotia	0.290%	9/9/11	3,900,000	3,900,000
Total Public Facilities				5,035,000
Solid Waste/Resource Recovery — 1.9%
California PCFA, Edco Disposal Corp. Project, LOC-Wells Fargo Bank N.A.	0.210%	10/1/29	415,000	415,000	(a)(b)(c)
California PCFA, Solid Waste Disposal Revenue:
Crown Disposal Co. Inc., LOC-Union Bank N.A.	0.220%	9/1/30	450,000	450,000	(a)(b)
Pleasanton Garbage Service Inc. Project, LOC-Wells Fargo Bank N.A.	0.190%	6/1/40	135,000	135,000	(a)(b)
Orange County, CA, Sanitation Districts, COP, SPA-Dexia Public Finance Bank	0.080%	8/1/30	2,810,000	2,810,000	(a)(b)
Total Solid Waste/Resource Recovery				3,810,000
Transportation — 4.0%
San Diego County, CA, Regional Transportation Commission, Sales Tax Revenue, SPA-JPMorgan Chase	0.170%	4/1/38	6,185,000	6,185,000	(a)(b)
San Francisco, CA, City & County Airports Commission, International Airport Revenue, LOC-U.S. Bank N.A.	0.160%	5/1/26	2,000,000	2,000,000	(a)(b)
Total Transportation				8,185,000
Utilities — 6.8%
California PCFA, PCR:
Pacific Gas & Electric, LOC-Bank One	0.080%	11/1/26	2,200,000	2,200,000	(a)(b)
Pacific Gas & Electric, LOC-Bank One N.A.	0.080%	11/1/26	3,500,000	3,500,000	(a)(b)
Pacific Gas & Electric, LOC-JPMorgan Chase	0.110%	11/1/26	2,200,000	2,200,000	(a)(b)
Los Angeles, CA, Department of Water & Power, Subordinated, SPA-Bank of America N.A.	0.120%	7/1/34	2,300,000	2,300,000	(a)(b)
Southern California Public Power Authority, Project Revenue, LOC-KBC Bank N.V.	0.280%	7/1/36	3,790,000	3,790,000	(a)(b)
Total Utilities				13,990,000
Water & Sewer — 8.8%
Central Basin Municipal Water District, CA, COP, LOC-U.S. Bank N.A.	0.150%	8/1/37	1,070,000	1,070,000	(a)(b)
Eastern Municipal Water District, Water & Sewer Revenue, COP, SPA-Wells Fargo Bank N.A.	0.140%	7/1/35	7,100,000	7,100,000	(a)(b)
Metropolitan Water District of Southern California, SPA-Wells Fargo Bank N.A.	0.140%	7/1/35	7,300,000	7,300,000	(a)(b)
Otay, CA, COP, Capital Projects, LOC-Landesbank Hessen	0.150%	9/1/26	60,000	60,000	(a)(b)

See Notes to Financial Statements.

12	Western Asset California Tax Free Money Market Fund 2011 Annual Report

Schedule of investments (cont’d)

August 31, 2011

Western Asset California Tax Free Money Market Fund

Security	Rate	Maturity Date	Face Amount	Value
Water & Sewer — continued
Sacramento County, CA, Sanitation District Financing Authority Revenue, LOC-Bank of America N.A.	0.090%	12/1/39	$200,000	$200,000	(a)(b)
West Basin, CA, Municipal Water District Revenue, COP:
SPA-Dexia Credit Local	0.140%	8/1/21	2,285,000	2,285,000	(a)(b)
SPA-Dexia Credit Local	0.140%	8/1/27	190,000	190,000	(a)(b)
Total Water & Sewer				18,205,000
Total Investments — 100.0% (Cost — $206,455,446#)				206,455,446
Other Assets in Excess of Liabilities — 0.0%				90,052
Total Net Assets — 100.0%				$206,545,498

(a)	Variable rate demand obligations have a demand feature under which the Fund can tender them back to the issuer or liquidity provider on no more than 7 days notice.

(b)	Maturity date shown is the final maturity date. The security may be sold back to the issuer before final maturity.

(c)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (“AMT”).

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
ABAG	— Association of Bay Area Governments
AGM	— Assured Guaranty Municipal Corporation — Insured Bonds
BAN	— Bond Anticipation Notes
CDA	— Communities Development Authority
COP	— Certificates of Participation
EFA	— Educational Facilities Authority
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FNMA	— Federal National Mortgage Association
GO	— General Obligation
HFA	— Housing Finance Authority
IDA	— Industrial Development Authority
IDR	— Industrial Development Revenue
LIQ	— Liquidity Facility
LOC	— Letter of Credit
MFA	— Municipal Finance Authority
MFH	— Multi-Family Housing
PCFA	— Pollution Control Financing Authority
PCR	— Pollution Control Revenue
RDA	— Redevelopment Agency
SPA	— Standby Bond Purchase Agreement — Insured Bonds
TECP	— Tax Exempt Commercial Paper
TRAN	— Tax and Revenue Anticipation Note
USD	— Unified School District

See Notes to Financial Statements.

Western Asset California Tax Free Money Market Fund 2011 Annual Report	13

Western Asset California Tax Free Money Market Fund

Ratings table* (unaudited)
Standard & Poor’s/Moody’s/Fitch**
A-1	75.5%
VMIG 1	16.0
F-1	7.2
MIG 1	0.7
SP-1	0.6
100.0%

*	As a percentage of total investments.

**	Standard & Poor’s primary rating; Moody’s secondary, then Fitch. The ratings shown are based on each portfolio security’s rating as determined by Standard & Poor’s, Moody’s or Fitch, each a Nationally Recognized Statistical Rating Organization (“NRSRO”). These ratings are the opinions of the NRSRO and are not measures of quality or guarantees of performance. Securities may be rated by other NRSROs, and these ratings may be higher or lower.

See pages 14 through 18 for definitions of ratings.

See Notes to Financial Statements.

14	Western Asset California Tax Free Money Market Fund 2011 Annual Report

Bond ratings

The definitions of the applicable rating symbols are set forth below:

Long-term security ratings (unaudited)

Standard & Poor’s Ratings Service (“Standard & Poor’s”) Long-term Issue Credit Ratings — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (–) sign to show relative standings within the major rating categories.

AAA	—	An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
AA	—	An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
A	—

An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB	—

An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB	—

An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B	—

An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC	—

An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC	—	An obligation rated “CC” is currently highly vulnerable to nonpayment.
C	—	The “C” rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.
D	—

An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during

Western Asset California Tax Free Money Market Fund 2011 Annual Report	15
such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments of an obligation are jeopardized.

Moody’s Investors Service (“Moody’s”) Long-term Obligation Ratings — Numerical modifiers 1, 2 and 3 may be applied to each generic rating from “Aa” to “Caa,” where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa	—	Obligations rated “Aaa” are judged to be of the highest quality, with minimal credit risk.
Aa	—	Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.
A	—	Obligations rated “A” are considered upper-medium grade and are subject to low credit risk.
Baa	—	Obligations rated “Baa” are subject to moderate credit risk. They are considered medium grade and as such may possess certain speculative characteristics.
Ba	—	Obligations rated “Ba” are judged to have speculative elements and are subject to substantial credit risk.
B	—	Obligations rated “B” are considered speculative and are subject to high credit risk.
Caa	—	Obligations rated “Caa” are judged to be of poor standing and are subject to very high credit risk.
Ca	—	Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery for principal and interest.
C	—	Obligations rated “C” are the lowest rated class and are typically in default, with little prospect of recovery for principal and interest.

Fitch Ratings Service (“Fitch”) Structured, Project & Public Finance Obligations — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (–) sign to show relative standings within the major rating categories.

AAA	—

Obligations rated “AAA” by Fitch denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA	—

Obligations rated “AA” denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A	—

Obligations rated “A” denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB	—

Obligations rated “BBB” indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB	—	Obligations rated “BB” indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or

16	Western Asset California Tax Free Money Market Fund 2011 Annual Report

Long-term security ratings (unaudited) (cont’d)

economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.
B	—

Obligations rated “B” indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC	—	Default is a real possibility.
CC	—	Default of some kind appears probable.
C	—	Default is imminent or inevitable, or the issuer is in standstill.

NR	—	Indicates that the obligation is not rated by Standard & Poor’s, Moody’s or Fitch.

Short-term security ratings (unaudited)

Standard & Poor’s Municipal Short-Term Notes Ratings

SP-1	—

A short-term obligation rated “SP-1” is rated in the highest category by Standard & Poor’s. Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2	—

A short-term obligation rated “SP-2” is a Standard & Poor’s rating indicating satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3	—	A short-term obligation rated “SP-3” is a Standard & Poor’s rating indicating speculative capacity to pay principal and interest.

Standard & Poor’s Short-Term Issues Credit Ratings

A-1	—

A short-term obligation rated “A-1” is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2	—

A short-term obligation rated “A-2” by Standard & Poor’s is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3	—

A short-term obligation rated “A-3” by Standard & Poor’s exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B	—	A short-term obligation rated “B” by Standard & Poor’s is regarded as having significant speculative characteristics. Ratings of “B-1”, “B-2”

Western Asset California Tax Free Money Market Fund 2011 Annual Report	17

and “B-3” may be assigned to indicate finer distinctions within the “B” category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

Moody’s Variable Rate Demand Obligations (VRDO) Ratings

VMIG 1	—

Moody’s highest rating for issues having a variable rate demand feature — VRDO. This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price on demand.

VMIG 2	—

This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price on demand.

VMIG 3	—

This designation denotes acceptable credit quality. Adequate protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price on demand.

Moody’s Short-Term Municipal Obligations Ratings

MIG 1	—

Moody’s highest rating for short-term municipal obligations. This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2	—	This designation denotes strong credit quality. Margins of protection are ample, although not as large as the preceding group.
MIG 3	—	This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow, and market access for refinancing is likely to be less well-established.
SG	—	This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Moody’s Short-Term Obligations Ratings

P-1	—	Moody’s highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating. Have a superior ability to repay short-term debt obligations.
P-2	—	Have a strong ability to repay short-term debt obligations.
P-3	—	Have an acceptable ability to repay short-term debt obligations.
NP	—	Issuers do not fall within any of the Prime rating categories.

Fitch’s Short-Term Issuer or Obligations Ratings

F1	—	Fitch’s highest rating indicating the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
F2	—	Fitch rating indicating good intrinsic capacity for timely payment of financial commitments.

18	Western Asset California Tax Free Money Market Fund 2011 Annual Report

Short-term security ratings (unaudited) (cont’d)

F3	—	Fitch rating indicating intrinsic capacity for timely payment of financial commitments is adequate.

NR	—	Indicates that the obligation is not rated by Standard & Poor’s, Moody’s or Fitch.

Western Asset California Tax Free Money Market Fund 2011 Annual Report	19

Statement of assets and liabilities

August 31, 2011

Assets:
Investments, at value	$206,455,446
Cash	48,773
Interest receivable	71,891
Receivable from investment manager	26,461
Prepaid expenses	34,326
Total Assets	206,636,897

Liabilities:
Service and/or distribution fees payable	32,834
Shareholder reports payable	11,549
Transfer agent fees payable	5,370
Distributions payable	1,765
Payable for Fund shares repurchased	3
Accrued expenses	39,878
Total Liabilities	91,399
Total Net Assets	$206,545,498

Net Assets:
Par value (Note 6)	$2,065
Paid-in capital in excess of par value	206,577,123
Overdistributed net investment income	(33,690)
Total Net Assets	$206,545,498

Shares Outstanding:
Class N	114,164,163
Class A	92,381,000

Net Asset Value:
Class N	$1.00
Class A	$1.00

See Notes to Financial Statements.

20	Western Asset California Tax Free Money Market Fund 2011 Annual Report

Statement of operations

For the Year Ended August 31, 2011

Investment Income:
Interest	$397,452

Expenses:
Investment management fee (Note 2)	664,229
Service and/or distribution fees (Notes 2 and 4)	313,580
Audit and tax	45,197
Shareholder reports	42,430
Registration fees	41,735
Transfer agent fees (Note 4)	17,851
Legal fees	13,600
Litigation fees (Notes 2 and 9)	10,944
Fund accounting fees	10,743
Insurance	3,459
Trustees’ fees	2,378
Custody fees	2,298
Miscellaneous expenses	779
Total Expenses	1,169,223
Less: Fee waivers and/or expense reimbursements (Notes 2 and 4)	(786,532)
Net Expenses	382,691
Net Investment Income	14,761
Net Realized Gain From Investment Transactions	2
Increase in Net Assets from Operations	$14,763

See Notes to Financial Statements.

Western Asset California Tax Free Money Market Fund 2011 Annual Report	21

Statements of changes in net assets

For the Years Ended August 31,	2011	2010

Operations:
Net investment income	$14,761	$11,650
Net realized gain	2	—
Increase in Net Assets From Operations	14,763	11,650

Distributions to Shareholders From (Notes 1 and 5):
Net investment income	(14,788)	(11,650)
Net realized gains	—	(17,684)
Decrease in Net Assets From Distributions to Shareholders	(14,788)	(29,334)

Fund Share Transactions (Note 6):
Net proceeds from sale of shares	442,781,580	215,163,404
Reinvestment of distributions	1,179	2,394
Cost of shares repurchased	(351,057,491)	(218,026,969)
Increase (Decrease) in Net Assets From Fund Share Transactions	91,725,268	(2,861,171)
Increase (Decrease) in Net Assets	91,725,243	(2,878,855)

Net Assets:
Beginning of year	114,820,255	117,699,110
End of year*	$206,545,498	$114,820,255
* Includes overdistributed net investment income of:	$(33,690)	$(33,665)

See Notes to Financial Statements.

22	Western Asset California Tax Free Money Market Fund 2011 Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended August 31:
Class N Shares	2011		2010		2009		2008		2007

Net asset value, beginning of year	$1.000		$1.000		$1.000		$1.000		$1.000

Income from operations:
Net investment income	0.000	[1]	0.000	[1]	0.005		0.019		0.029
Net realized gain	—		—		0.000	[1]	0.000	[1]	0.000	[1]
Total income from operations	0.000	[1]	0.000	[1]	0.005		0.019		0.029

Less distributions from:
Net investment income	(0.000)	[1]	(0.000)	[1]	(0.005)		(0.019)		(0.029)
Net realized gains	—		(0.000)	[1]	—		(0.000)	[1]	(0.000)	[1]
Total distributions	(0.000)	[1]	(0.000)	[1]	(0.005)		(0.019)		(0.029)

Net asset value, end of year	$1.000		$1.000		$1.000		$1.000		$1.000
Total return[2]	0.01%		0.03%		0.53%		1.92%		2.94%

Net assets, end of year (000s)	$114,164		$114,820		$117,699		$233,642		$263,000

Ratios to average net assets:
Gross expenses[3]	0.84%		0.85%[4]		0.86%[4]		0.78%		0.79%[5]
Net expenses[6,7,8]	0.27	[9]	0.29	[4,9]	0.63	[4,9]	0.65		0.65	[5]
Net investment income	0.01		0.01		0.64		1.96		2.90

[1]	Amount represents less than $0.0005 per share.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

The gross expense ratio includes litigation fees. In the absence of these fees, the gross expense ratio would have been 0.83%, 0.80%, 0.85%, 0.77% and 0.77% for the years ended August 31, 2011, 2010, 2009, 2008, and 2007, respectively.

[4]

Included in the expense ratios is the Treasury Guarantee Program fees incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.84% and 0.28%, respectively, for the year ended August 31, 2010 and 0.81% and 0.59%, respectively, for the year ended August 31, 2009.

[5]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.78% and 0.65%, respectively.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class N shares did not exceed 0.75%. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent. Prior to December 1, 2010, the expense limitation was 0.65%.

[8]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[9]	In order to maintain a minimum yield, additional waivers were implemented.

See Notes to Financial Statements.

Western Asset California Tax Free Money Market Fund 2011 Annual Report	23

For a share of each class of beneficial interest outstanding throughout each year ended August 31, unless otherwise noted:
Class A Shares	2011[1]

Net asset value, beginning of period	$1.000

Income from operations:
Net investment income[2]	0.000
Net realized gain	—
Total income from operations[2]	0.000

Less distributions from:
Net investment income[2]	(0.000)
Total distributions[2]	(0.000)

Net asset value, end of period	$1.000
Total return[3,4]	0.00%

Net assets, end of period (000s)	$92,381

Ratios to average net assets:
Gross expenses[5,6]	0.65%
Net expenses[5,7,8,9,10]	0.22
Net investment income[5]	0.01

[1]	For the period March 30, 2011 (inception date) to August 31, 2011.

[2]	Amount represents less than $0.0005 per share.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Amount represents less than 0.005%.

[5]	Annualized.

[6]	The gross expense ratio includes litigation fees. In the absence of these fees, the gross expense ratio would have been 0.64% for the period ended August 31, 2011.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 0.60%. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

[9]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[10]	In order to maintain a minimum yield, additional waivers were implemented.

See Notes to Financial Statements.

24	Western Asset California Tax Free Money Market Fund 2011 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Western Asset California Tax Free Money Market Fund (the “Fund”) is a separate non-diversified investment series of Legg Mason Partners Money Market Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. In accordance with Rule 2a-7 under the 1940 Act, money market instruments are valued at amortized cost, which approximates market value. This method involves valuing portfolio securities at their cost and thereafter assuming a constant amortization to maturity of any discount or premium. The Fund’s use of amortized cost is subject to its compliance with certain conditions as specified by Rule 2a-7 under the 1940 Act.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

Western Asset California Tax Free Money Market Fund 2011 Annual Report	25

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Short-term investments†	—	$206,455,446	—	$206,455,446

†	See Schedule of Investments for additional detailed categorizations.

(b) Fund concentration. Since the Fund invests primarily in obligations of issuers within California, it is subject to possible risks associated with economic, political, credit or legal developments or industrial or regional matters specifically affecting California.

(c) Credit and market risk. The Fund may invest in instruments specifically structured so that they are eligible for purchase by money market funds, including securities that have demand, tender or put features, or interest rate reset features. Structured instruments may take the form of participation interests or receipts in underlying securities or other assets and in some cases are backed by a financial institution serving as a liquidity provider. Demand features are often issued by third party financial institutions, generally domestic and foreign banks, and by brokerage firms or insurance companies. Frequently, floating rate and variable rate obligations are secured by letters of credit or other credit support arrangements provided by banks. Accordingly, the credit quality and liquidity of the Fund’s investments may be dependent in part on the credit quality of the institutions supporting the fund’s investments and changes in the credit quality of these institutions could cause losses to the Fund and affect its share price. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying security, and some may be asset-backed or mortgage-backed securities. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure.

(d) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. The cost of investments sold is determined by use of the specific identification method.

(e) Distributions to shareholders. Distributions from net investment income of the Fund are declared each business day to shareholders of record, and are paid monthly. The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from federal and certain state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund. Distributions of net realized gains, if any, are taxable and are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

26	Western Asset California Tax Free Money Market Fund 2011 Annual Report

Notes to financial statements (cont’d)

(f) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(g) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(h) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s uncertain tax positions taken on income tax returns for all open tax years and has concluded that as of August 31, 2011, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

Dividends paid by the Fund from net interest received on tax-exempt money market instruments are not includable by shareholders as gross income for federal income tax purposes because the Fund intends to meet certain requirements of the Internal Revenue Code applicable to regulated investment companies, including Subchapter M, which will enable the Fund to pay exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item to shareholders.

(i) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Overdistributed Net Investment Income	Accumulated Net Realized Loss
(a)	$2	$(2)

(a)	Reclassifications are primarily due to book/tax differences in the treatment of distributions.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Western Asset Management Company (“Western Asset”) is the Fund’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Western Asset California Tax Free Money Market Fund 2011 Annual Report	27

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $1 billion	0.450%
Next $1 billion	0.425
Next $3 billion	0.400
Next $5 billion	0.375
Over $10 billion	0.350

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class N and A shares did not exceed 0.75% and 0.60%, respectively. These expense limitation arrangements cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent. Prior to December 1, 2010, the expense limitation for Class N shares was 0.65%.

The manager has voluntarily undertaken to limit fund expenses in order to maintain a minimum yield of 0.01%. Such expense limitations may fluctuate daily and are voluntary and temporary and may be terminated by the manager at any time without notice.

During the year ended August 31, 2011, fees waived and/or expenses reimbursed amounted to $775,588. In addition, during the year ended August 31, 2011, the Fund was reimbursed for litigation fees amounting to $10,944 as described in Note 9.

The manager is permitted to recapture amounts previously waived or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expense incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

During the year ended August 31, 2011, the Fund did not invest in derivative instruments and does not have any intention to do so in the future.

28	Western Asset California Tax Free Money Market Fund 2011 Annual Report

Notes to financial statements (cont’d)

4. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1distribution plan and under that plan the Fund pays a service and/or distribution fee with respect to its Class N and Class A shares calculated at the annual rate of 0.25% and 0.10% of the average daily net assets of each class, respectively. Service and distribution fees are accrued daily and paid monthly.

For the year ended August 31, 2011, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class N	$276,623	$17,643
Class A1	36,957	208
Total	$313,580	$17,851

[1]	For the period March 30, 2011 (inception date) to August 31, 2011.

For the year ended August 31, 2011, class specific waivers and/or expense reimbursements were as follows:

Waivers/Expense Reimbursements
Class N	$627,976
Class A1	158,556
Total	$786,532

[1]	For the period March 30, 2011 (inception date) to August 31, 2011.

5. Distributions to shareholders by class

	Year Ended August 31, 2011		Year Ended August 31, 2010
Net Investment Income:
Class N	$11,092		$11,650
Class A	3,696	[1]	—
Total	$14,788		$11,650

Net Realized Gains
Class N	—		$17,684
Class A	—	[1]	—
Total	—		$17,684

[1]	For the period March 30, 2011 (inception date) to August 31, 2011.

6. Shares of beneficial interest

At August 31, 2011, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares. The Trust has the ability to issue multiple classes of shares.

Western Asset California Tax Free Money Market Fund 2011 Annual Report	29

Transactions in shares of each class were as follows:

	Year Ended August 31, 2011		Year Ended August 31, 2010
Class N
Shares sold	218,849,080		215,163,404
Shares issued on reinvestment	1,179		2,394
Shares repurchased	(219,505,991)		(218,026,969)
Net decrease	(655,732)		(2,861,171)

Class A
Shares sold	223,932,500	[1]	—
Shares repurchased	(131,551,500)	[1]	—
Net increase	92,381,000	[1]	—

[1]	For the period March 30, 2011 (inception date) to August 31, 2011.

Because the Fund has maintained a $1.00 net asset value per share from inception, the number of shares sold, shares issued on reinvestment of dividends declared, and shares repurchased, is equal to the dollar amount shown in the Statements of Changes in Net Assets for the corresponding Fund share transactions.

7. Income tax information and distributions to shareholders

Subsequent to the fiscal year end, the Fund has made the following distributions:

Record Date Payable Date	Class N	Class A
Daily 9/30/2011	$0.000009	$0.000009

The tax character of distributions paid during the fiscal years ended August 31, were as follows:

	2011	2010
Distributions Paid From:
Tax-exempt income	$14,788	$11,650
Ordinary income	—	17,684
Total distributions paid	$14,788	$29,334

As of August 31, 2011, there were no significant differences between the book and tax components of net assets.

8. Legal matters

Beginning in May 2004, class action lawsuits alleging violations of the federal securities laws were filed against Citigroup Global Markets Inc. (“CGM”), a former distributor of the Fund, and other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including Smith Barney Fund Management LLC (“SBFM”) and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created

30	Western Asset California Tax Free Money Market Fund 2011 Annual Report

Notes to financial statements (cont’d)

various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against Citigroup Asset Management, SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals. The appeal was fully briefed and oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 5, 2009. On June 9, 2011, the Court of Appeals issued a Summary Order affirming the District Court’s dismissal of all claims with the exception of Plaintiffs’ Section 36(b) claim as it relates to Transfer Agent fees paid to an affiliate of the Managers. The case has been remanded to the District Court for further proceedings in accordance with the Summary Order.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

Western Asset California Tax Free Money Market Fund 2011 Annual Report	31

9. Other matters

On or about May 30, 2006, John Halebian, a purported shareholder of Western Asset New York Tax Free Money Market Fund (prior to May 31, 2010, the Fund was known as Western Asset / CitiSM New York Tax Free Reserves, and prior to June 1, 2009, as CitiSM New York Tax Free Reserves), a series of Legg Mason Partners Money Market Trust, formerly a series of CitiFunds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern District of New York against the independent trustees of the Subject Trust (Elliott J. Berv, Donald M. Carlton, A. Benton Cocanougher, Mark T. Finn, Stephen Randolph Gross, Diana R. Harrington, Susan B. Kerley, Alan G. Merten and R. Richardson Pettit).

The Subject Trust is also named in the complaint as a nominal defendant. The complaint alleges both a derivative claim on behalf of the Subject Trust and class claims on behalf of a putative class of shareholders of the Subject Trust in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim, the plaintiff alleges, among other things, that the independent trustees breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason (the “Derivative Claim”). In the claims brought on behalf of the putative class of shareholders, the plaintiff alleges that the independent trustees violated the proxy solicitation requirements of the 1940 Act, and breached their fiduciary duty to shareholders, by virtue of the voting procedures, including “echo voting,” used to obtain approval of the new investment advisory agreements and statements made in a proxy statement regarding those voting procedures (the “Putative Class Claims”). The plaintiff alleges that the proxy statement was misleading because it failed to disclose that the voting procedures violated the 1940 Act. The relief sought includes an award of damages, rescission of the advisory agreement, and an award of costs and attorney fees.

In advance of filing the complaint, Mr. Halebian’s lawyers made written demand for relief on the Board of the Subject Trust, and the Board’s independent trustees formed a demand review committee to investigate the matters raised in the demand, and subsequently in the complaint, and recommend a course of action to the Board.

The committee, after a thorough review, determined that the independent trustees did not breach their fiduciary duties as alleged by Mr. Halebian, and that the action demanded by Mr. Halebian would not be in the best interests of the Subject Trust. The Board of the Subject Trust (the trustee who is an “interested person” of the Subject Trust, within the meaning of the 1940 Act, having recused himself from the matter), after receiving and considering the committee’s report and based upon the findings of the committee, subsequently also determined and, adopting the recommendation of the committee, directed counsel to move to dismiss Mr. Halebian’s complaint. A motion to dismiss was filed on October 23, 2006. Opposition papers were filed on or about December 7, 2006. The complaint was dismissed on July 31, 2007. Mr. Halebian filed an appeal in the U.S. Court of Appeals

32	Western Asset California Tax Free Money Market Fund 2011 Annual Report

Notes to financial statements (cont’d)

for the Second Circuit. On December 29, 2009, the U.S. Court of Appeals for the Second Circuit reserved judgment after determining that the propriety of the district court’s dismissal depended upon an unsettled question of Massachusetts state law regarding the statute governing derivative proceedings was better addressed by a Massachusetts court and certified the question to the Massachusetts Supreme Judicial Court.

On August 23, 2010, the Massachusetts Supreme Judicial Court answered the certified question, concluding that a derivative action must be dismissed under applicable state law following a corporation’s independent determination, made in good faith and after reasonable inquiry, that maintenance of the derivative proceeding is not in the best interests of the corporation, regardless whether the derivative complaint has been filed before or after the corporation’s rejection of the shareholder’s demand.

On May 6, 2011, the U.S. Court of Appeals for the Second Circuit affirmed the district court’s dismissal of the Putative Class Claims. With regard to the Derivative Claim, to which the certified question related and as to which the district court granted a motion to dismiss, the Second Circuit vacated the district court’s judgment and remanded with instructions to the court to convert the motion to dismiss to a motion for summary judgment, and to rule on that motion, after further discovery should the court determine that such further discovery is warranted.

10. Other tax information

On December 22, 2010, President Obama signed into law the Regulated Investment Company Modernization Act of 2010 (the “Act”). The Act updates certain tax rules applicable to regulated investment companies (“RICs”). The various provisions of the Act will generally be effective for RICs with taxable years beginning after December 22, 2010. Additional information regarding the impact of the Act on the Fund, if any, will be contained within the relevant sections of the notes to the financial statements for the fiscal year ending August 31, 2012.

Western Asset California Tax Free Money Market Fund 2011 Annual Report	33

Report of independent registered public accounting firm

The Board of Trustees and Shareholders

Legg Mason Partners Money Market Trust:

We have audited the accompanying statement of assets and liabilities of Western Asset California Tax Free Money Market Fund, a series of Legg Mason Partners Money Market Trust, including the schedule of investments, as of August 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2011, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Western Asset California Tax Free Money Market Fund as of August 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

October 17, 2011

34	Western Asset California Tax Free Money Market Fund

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Western Asset California Tax Free Money Market Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o R. Jay Gerken, 620 Eighth Avenue, New York, New York 10018. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926 or 1-212-857-8181.

Independent Trustees†:
Elliott J. Berv
Year of birth	1943
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	President and Chief Executive Officer, Catalyst (consulting) (since 1984); formerly, Chief Executive Officer, Rocket City Enterprises (media) (2000 to 2005)
Number of funds in fund complex overseen by Trustee	58
Other board memberships held by Trustee during past five years	World Affairs Council (since 2009); formerly, Board Member, American Identity Corp. (doing business as Morpheus Technologies) (biometric information management) (2001 to 2008); formerly, Director, Lapoint Industries (industrial filter company) (2002 to 2007); formerly, Director, Alzheimer’s Association (New England Chapter) (1998 to 2008)
A. Benton Cocanougher
Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during past five years	Retired; Dean Emeritus and Professor Emeritus, Texas A&M University (since 2008); Interim Dean, George Bush School of Government and Public Service, Texas A&M University (2009 to 2010); A.P. Wiley Professor, Texas A&M University (2001 to 2008); Interim Chancellor, Texas A&M University System (2003 to 2004); Dean of the Mays Business School, Texas A&M University (1987 to 2001)
Number of funds in fund complex overseen by Trustee	58
Other board memberships held by Trustee during past five years	Formerly, Director, First American Bank, Texas (1994 to 1999); formerly, Director, Randle Foods, Inc. (1991 to 1999); formerly, Director, Petrolon, Inc. (engine lubrication products) (1991 to 1994)

Western Asset California Tax Free Money Market Fund	35

Independent Trustees cont’d
Jane F. Dasher
Year of birth	1949
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during past five years	Chief Financial Officer, Korsant Partners, LLC (a family investment company) (since 1997)
Number of funds in fund complex overseen by Trustee	58
Other board memberships held by Trustee during past five years	None
Mark T. Finn
Year of birth	1943
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	Adjunct Professor, College of William & Mary (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988); Principal/Member, Balvan Partners (investment management) (2002 to 2009)
Number of funds in fund complex overseen by Trustee	58
Other board memberships held by Trustee during past five years	None
Rainer Greeven
Year of birth	1936
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1994
Principal occupation(s) during past five years	Attorney, Rainer Greeven PC (since 1998); President and Director, 62nd Street East Corporation (real estate) (since 2002)
Number of funds in fund complex overseen by Trustee	58
Other board memberships held by Trustee during past five years	Avica, Ltd (industrial and real estate holding) (since 2002)
Stephen R. Gross
Year of birth	1947
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1986
Principal occupation(s) during past five years	Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (since 1974); Executive Director of Business Builders Team, LLC (since 2005); formerly, Managing Director, Fountainhead Ventures, L.L.C. (technology accelerator) (1998 to 2003)
Number of funds in fund complex overseen by Trustee	58
Other board memberships held by Trustee during past five years	Director, Andersen Calhoun (assisted living) (since 1987); formerly, Director, United Telesis, Inc. (telecommunications) (1997 to 2002); formerly, Director, ebank Financial Services, Inc. (1997 to 2004)

36	Western Asset California Tax Free Money Market Fund

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d
Richard E. Hanson, Jr.
Year of birth	1941
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1985
Principal occupation(s) during past five years	Retired; formerly Headmaster, The New Atlanta Jewish Community High School, Atlanta, Georgia (1996 to 2000)
Number of funds in fund complex overseen by Trustee	58
Other board memberships held by Trustee during past five years	None
Diana R. Harrington
Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during past five years	Babson Distinguished Professor of Finance, Babson College (since 1992)
Number of funds in fund complex overseen by Trustee	58
Other board memberships held by Trustee during past five years	None
Susan M. Heilbron
Year of birth	1945
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1994
Principal occupation(s) during past five years	Retired; formerly, President, Lacey & Heilbron (communications consulting) (1990 to 2002); formerly, General Counsel and Executive Vice President, The Trump Organization (1986 to 1990); formerly, Senior Vice President, New York State Urban Development Corporation (1984 to 1986)
Number of funds in fund complex overseen by Trustee	58
Other board memberships held by Trustee during past five years	Formerly, Director, Lincoln Savings Bank, FSB (1991 to 1994); formerly, Director, Trump Shuttle, Inc. (air transportation) (1989 to 1990); formerly, Director, Alexander’s Inc. (department store) (1987 to 1990)
Susan B. Kerley
Year of birth	1951
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during past five years	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)
Number of funds in fund complex overseen by Trustee	58
Other board memberships held by Trustee during past five years	Director and Trustee (since 1990) and Chairman (since 2005) of various series of MainStay Family of Funds (66 funds)

Western Asset California Tax Free Money Market Fund	37

Independent Trustees cont’d
Alan G. Merten
Year of birth	1941
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	President, George Mason University (since 1996)
Number of funds in fund complex overseen by Trustee	58
Other board memberships held by Trustee during past five years	Director, Cardinal Financial Corporation (since 2006); Trustee, First Potomac Realty Trust (since 2005); formerly, Director, Xybernaut Corporation (information technology) (2004 to 2006); formerly, Director, Digital Net Holdings, Inc. (2003 to 2004); formerly, Director, Comshare, Inc. (information technology) (1985 to 2003)
R. Richardson Pettit
Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	Retired; formerly, Duncan Professor of Finance, University of Houston (1977 to 2006); previous academic or management positions include: University of Washington, University of Pennsylvania and Purdue University
Number of funds in fund complex overseen by Trustee	58
Other board memberships held by Trustee during past five years	None
Interested Trustee and Officer:
R. Jay Gerken[3]
Year of birth	1951
Position(s) with Trust	Trustee, President, Chairman and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2005); Officer and Trustee/Director of 159 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); President and Chief Executive Officer (“CEO”) of LMPFA (since 2006); President and CEO of Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management, Inc. (“CFM”) (formerly registered investment advisers) (since 2002); formerly, Chairman, President and CEO, Travelers Investment Adviser Inc. (prior to 2005)
Number of funds in fund complex overseen by Trustee	159
Other board memberships held by Trustee during past five years	Former Trustee, Consulting Group Capital Markets Funds (11 funds) (prior to 2006)

38	Western Asset California Tax Free Money Market Fund

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers:
Ted P. Becker Legg Mason 620 Eighth Avenue, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)
Vanessa A. Williams Legg Mason 100 First Stamford Place, Stamford, CT 06902
Year of birth	1979
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer and Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); formerly, Assistant Vice President and Senior Compliance Officer Legg Mason & Co. (2008 to 2011); formerly, Compliance Analyst of Legg Mason & Co. (2006 to 2008) and Legg Mason & Co. predecessors (prior to 2006)
Robert I. Frenkel Legg Mason 100 First Stamford Place, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Western Asset California Tax Free Money Market Fund	39

Additional Officers cont’d
Thomas C. Mandia Legg Mason 100 First Stamford Place, Stamford, CT 06902
Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary to SBFM and CFM (since 2002)
Kaprel Ozsolak Legg Mason 55 Water Street, New York, NY 10041
Year of birth	1965
Position(s) with Trust	Chief Financial Officer
Term of office[1] and length of time served[2]	Since 2010
Principal occupation(s) during past five years	Director of Legg Mason & Co. (since 2005); Chief Financial Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010) and Legg Mason & Co. predecessors (prior to 2005); formerly, Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010) and Legg Mason & Co. predecessors (prior to 2005); formerly, Controller of certain mutual funds associated with Legg Mason & Co. predecessors (prior to 2004)
Jeanne M. Kelly Legg Mason 620 Eighth Avenue, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005)

†	Trustees who are not “interested persons” of the Fund within the meaning of section 2(a)(19) of the 1940 Act.

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Mr. Gerken is an “interested person” of the Fund, as defined in the 1940 Act, because of his position with LMPFA and/or certain of its affiliates.

40	Western Asset California Tax Free Money Market Fund

Important tax information (unaudited)

All of the net investment income distributions paid monthly by the Fund during the taxable year ended August 31, 2011 qualify as tax-exempt interest dividends for Federal income tax purposes.

Please retain this information for your records.

Western Asset

California Tax Free Money Market Fund

Trustees

Elliott J. Berv

A. Benton Cocanougher

Jane F. Dasher

Mark T. Finn

R. Jay Gerken Chairman

Rainer Greeven

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Western Asset Management Company

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Western Asset California Tax Free Money Market Fund

The Fund is a separate investment series of Legg Mason Partners Money Market Trust, a Maryland statutory trust.

Western Asset California Tax Free Money Market Fund

Legg Mason Funds

55 Water Street

New York, NY 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926 or 1-212-857-8181.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926 or 1-212-857-8181, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset California Tax Free Money Market Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objective, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

©2011 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;
•	Account balances, transactions, and mutual fund holdings and positions;
•	Online account access user IDs, passwords, security challenge question responses; and
•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;
•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and
•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE ANNUAL REPORT

www.leggmason.com/individualinvestors

©2011 Legg Mason Investor Services, LLC Member FINRA, SIPC

FDXX010355 10/11 SR11-1496

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Stephen R. Gross the Chairman of the Board’s Audit Committee and Jane F. Dasher, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Mr. Gross and Ms. Dasher as the Audit Committee’s financial experts. Mr. Gross and Ms. Dasher are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a)	Audit Fees. The aggregate fees billed in the last two fiscal years ending August 31, 2010 and August 31, 2011 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $225,725 in 2010 and $288,200 in 2011.

b)	Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $58,400 in 2010 and $47,700 in 2011. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus supplements, and consent issuances related to the N-1A filings for the Legg Mason Partners Money Market Trust.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Money Market Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods.

(c)

Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $26,750 in 2010 and $21,850 in 2011. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d)	All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Legg Mason Partners Money Market Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisor, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Money Market Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e)	Audit Committee’s pre–approval policies and procedures described in paragraph(c) (7) of Rule 2-01 of Regulation S-X.

(1)	The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2)	For the Legg Mason Partners Money Market Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2010 and 2011; Tax Fees were 100% and 100% for 2010 and 2011; and Other Fees were 100% and 100% for 2010 and 2011.

(f)	N/A

(g)	Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Money Market Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Money Market Trust during the reporting period were $0 in 2011.

(h)	Yes. Legg Mason Partners Money Market Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Money Market Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act .The Audit Committee consists of the following Board members:

Elliott J. Berv

A. Benton Cocanougher

Jane F. Dasher

Mark T. Finn

Rainer N. K. Greeven

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Money Market Trust

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Legg Mason Partners Money Market Trust

Date: October 26, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Legg Mason Partners Money Market Trust

Date: October 26, 2011

By:	/s/ Kaprel Ozsolak
Kaprel Ozsolak
Chief Financial Officer of
Legg Mason Partners Money Market Trust

Date: October 26, 2011